Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 12 — Commitments and Contingencies

Commitments

The Company has various long-term contractual commitments pertaining to its biogas rights agreements. Excluding the evergreen contracts, these agreements expire at various dates through 2045.

Contingencies

The Company is subject to certain claims, charges and litigation concerning matters arising in the ordinary course of business and that have not been fully resolved. The Company does not believe the ultimate outcome of any currently pending lawsuit will have a material adverse effect upon the Company’s financial statements, and the potential liability is believed to be only reasonably possible or remote.

NOTE 10 — Commitments

Operating Leases

The Company has entered into warehouse, facility, and various office leases with third parties for periods ranging from one to eleven years.

The Company also entered into a related-party office lease as a result of its acquisition of interest in GCES in 2020. During the year ended December 31, 2021, the Company paid $0.2 million under this related-party lease that expires in May 2022.

For the years ended December 31, 2021 and 2020, the Company recognized rent expense of $0.4 million and $0.2 million, respectively.

As of December 31, 2021, future minimum lease payments under the Company’s non-cancellable operating leases are as follows:

(in thousands)
2022	$1,465
2023	1,893
2024	1,831
2025	1,843
2026	1,875
Thereafter	12,448
Total future minimum lease payments	$21,355

Other Commitments

The Company has various long-term contractual commitments pertaining to its biogas rights agreements. Excluding the evergreen contracts, these agreements expire at various dates through 2045.